UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2010

NOBLE MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-150483	20-0587718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4751 Wilshire Boulevard, 3rd Floor, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 601-2500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2010, Noble Medical Technologies, Inc. (the "Company") entered into seperate  Securities Purchase Agreements with Reindeer Partners LLC and Evan Azriliant pursuant  to which the Company issued  Senior Promissory Notes for $200,000 and $100,000 principal amounts ("Notes") and  10 year common stock warrants to purchase an aggregate of  1,000,000 shares of the Company's common stock at an exercise price of $0.10 per share ("Warrants").  The Notes mature on December 29, 2011 and are subject to interest at an annual rate of 10%.  The Warrants vests over two years, 20% on January 1, 2011 and 80% on January 1, 2012.  The vesting of the Warrants will accelerate to 100% upon a Liquidity Event or Funding Event as defined in the Warrants.  The Securities Purchase Agreements, the Notes and the Warrants are attached as exhibits to this report and incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On December 29, 2010, Noble Medical Technologies, Inc. (the "Company") entered into seperate Securities Purchase Agreements with Reindeer Partners LLC and Evan Azriliant pursuant  to which the Company issued  Senior Promissory Notes for $200,000 and $100,000 principal amounts ("Notes") and 10 year common stock warrants to purchase an aggregate of  1,000,000 shares of the Company's common stock at an exercise price of $0.10 per share ("Warrants").  The Notes mature on December 29, 2011 and are subject to interest at an annual rate of 10%.  The Warrants vests over two years, 20% on January 1, 2011 and 80% on January 1, 2012.  The vesting of the Warrants will accelerate to 100% upon a Liquidity Event or Funding Event as defined in the Warrants.  The Securities Purchase Agreements, the Notes and the Warrants are attached as exhibits to this report and incorporated herein by reference. The Notes and Warrants were issued without registration under the Securities Act of 1933, as amended, ("1933 Act") pursuant to the exemption from registration afforded by Section 4(2) of the 1933 Act.  No selling commission or placement agent fees were paid by the Company in connection with the transaction.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS.

(D)	Exhibits.

10.1	Purchase Agreement, dated December 29, 2010

10.2	Form of Warrant, dated December 29, 2010

10.3	Senior Promissory Note, dated December 29, 2010

10.4	Purchase Agreement, dated December 29, 2010

10.5	Form of Warrant, dated December 29, 2010

10.6	Senior Promissory Note, dated December 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE MEDICAL TECHNOLOGIES, INC.

DATED: January 4, 2011

	By:	/s/Tatiana Walker
Tatiana Walker
Corporate Secretary

INDEX TO EXHIBITS
EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Purchase Agreement, dated December 29, 2010

10.2	Form of Warrant, dated December 29, 2010

10.3	Senior Promissory Note, dated December 29, 2010

10.4	Purchase Agreement, dated December 29, 2010

10.5	Form of Warrant, dated December 29, 2010

10.6	Senior Promissory Note, dated December 29, 2010